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                                                                    Exhibit 23.3


                              ACCOUNTANT'S CONSENT


The Board of Directors
BankAtlantic Bancorp, Inc.:

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

KPMG LLP

Fort Lauderdale, Florida
October 11, 2001